Exhibit 99.1

PRESS RELEASE

Contact:

J. Scott Kamsler
Sr. Vice President and CFO	For Release October 30, 2008
510-668-7110

Exar Corporation Reports Fiscal 2009 Second Quarter Results

Fremont, California, October 30, 2008 – Exar Corporation (NasdaqGM: EXAR), today reported financial results for its fiscal 2009 second quarter ended September 28, 2008.

Net sales for the second quarter of fiscal 2009 were $32.7 million compared to net sales of $32.2 million for the first quarter of fiscal 2009 and $19.2 million for the second quarter of fiscal 2008.

On a GAAP basis, the gross margin for the second quarter of fiscal 2009 was 45.8% compared to 44.9% for the prior quarter and 54.7% in the second quarter of fiscal 2008. On a non-GAAP basis, the gross margin for the second quarter of fiscal 2009 was 49.3% compared to 48.8% for the prior quarter and 63.1% in the second quarter of fiscal 2008.

The GAAP net loss for the second quarter of fiscal 2009 was $2.2 million, or $0.05 net loss per share, compared to a net loss of $2.5 million, or $0.06 net loss per share in the prior quarter, and a net loss of $16.4 million, or $0.39 net loss per share, for the second quarter of fiscal 2008. On a non-GAAP basis, net income was $1.9 million, or $0.04 diluted earnings per share, for the second quarter of fiscal 2009, compared to net income of $0.6 million, or $0.01 diluted earnings per share, in the previous quarter, and net income of $2.0 million, or $0.05 diluted earnings per share, in the second quarter of fiscal 2008.

During the second quarter of fiscal 2009, the Company’s cash, cash equivalents and short-term marketable securities increased by $2.2 million to $260.8 million.

“We had a solid quarter with continued improvements in gross margin and operating expenses. We are making good progress in business efficiency across the board with a special focus in product development” said Pete Rodriguez, the Company’s president and chief executive officer. “Design wins were up in the quarter with initial design wins for storage and wireless UART products beginning to ramp. We have further strengthened our organization with key engineering and management additions to linear and digital power marketing. In light of the market turmoil, we will manage our discretionary spending particularly carefully, while continuing to invest in innovative solutions.”

Business Outlook

For the third quarter of fiscal 2009 ending December 28, 2008, the Company projects that net sales will be between $29.0 million and $32.0 million. The gross margin is expected to be between 42% and 44% on a GAAP basis and between 46% and 48% on a non-GAAP basis. Operating expenses are expected to be between $18.3 million and $18.8 million on a GAAP basis and between $16.3 million and $16.8 million on a non-GAAP basis.

The Company’s statements about its future financial performance or operating plans are based on current information and expectations and the Company undertakes no duty to update such statements. These statements are forward-looking and actual results could differ materially due to various risks and uncertainties, some of which are described herein.

Results Conference Call

The Company invites investors, financial analysts, and the general public to listen to its conference call discussing the Company’s financial results for the second quarter of fiscal 2009, today, Thursday, October 30, 2008 at 1:30 p.m. PDT/4:30 p.m. EDT. To access the conference call, please dial (800) 230-1092 by 1:20 p.m. PDT/4:20 p.m. EDT and use conference ID number 965545. In addition, a live webcast will also be available.

To access the webcast, please go to the Company’s Investor Relations Homepage at: http://www.exar.com. A replay of the call will be available starting at 5:00 p.m. PDT/8:00 p.m. EDT this afternoon until 11:59 p.m. PDT on November 6, 2008/2:59 a.m. EDT on November 7, 2008. To access the replay, please dial (800) 475-6701 and use conference ID number 965545.

Product Line Highlights

Interface

Exar Adds High Performance (15Mbps), Low Voltage & Power (1.62V) Octal UART Device Family

http://www.exar.com/Common/Content/News.aspx?id=3862

Communications

Exar Adds Next Generation Single-Channel T1/E1/J1 BITS Framer and Line Interface Unit (LIU) Combo to Industry’s Most Extensive T/E Portfolio

http://www.exar.com/Common/Content/News.aspx?id=3866

Exar Adds SONET/SDH Clock and Data Recovery (CDR) OC-3/OC-12 Solution

http://www.exar.com/Common/Content/News.aspx?id=3882

Safe Harbor Statement

The Company’s statements about its future financial performance, anticipated benefits in connection with the acquisition of Sipex Corporation, changes in gross margins, revenues and operating expenses, internal initiatives, distribution and OEM trends, supply chain issues among others, are forward-looking statements that involve risks and uncertainties. These risks and uncertainties include global financial volatility, economic recession, industry and market conditions, such as customer and distributor relationships; limited visibility associated with customer or distributor demand for the Company’s products; the possible loss of, or decrease in orders from, an important customer; adjustments in interest rates and cash balances; vendor capacity, quality or throughput constraints; possible disruption in commercial activities as a consequence of terrorist activity, natural disasters, armed conflict or health issues; successful development, market acceptance and demand for the Company’s products, including those for which the Company has achieved design wins; competitive factors, such as pricing or competing solutions; customer ordering patterns; accounting considerations related to impairment analyses or merger related issues; the level of inventories maintained at the Company’s OEMs and distributors; and the Company’s successful execution of internal performance plans, as well as the other risks detailed from time to time in the Company’s SEC reports, including the Annual Report on Form 10-K for the year ended March 30, 2008 and Quarterly Report on Form 10-Q for the three months ended June 29, 2008.

Generally Accepted Accounting Principles

The Company reports its financial results in accordance with GAAP. Additionally, the Company supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at the Company’s website: http://www.exar.com or the SEC’s website at: http://www.sec.gov. For the periods presented, we are disclosing non-GAAP gross margin, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net income , and non-GAAP diluted earnings per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, acquired in-process research and development expenses, merger-related costs, impairment charges on investments, net of realized gains, income tax effects, a charge to establish deferred tax asset valuation allowance, and an income tax benefit from the closure of federal tax audit. These non-GAAP measures are presented in part to enhance the understanding of the Company’s historical financial performance and comparability between reporting periods. The Company believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, the Company uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits as well as plan for and forecast the Company’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

About Exar

Exar Corporation is Powering Connectivity by delivering highly differentiated silicon solutions empowering products to connect. With distinctive knowledge in analog and digital technologies, Exar enables a wide array of applications such as portable devices, home media gateways, communications systems, and industrial automation equipment. Exar has locations worldwide providing real-time system-level support to drive rapid product innovation. For more information about Exar visit: http://www.exar.com.

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EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

(Unaudited)

	SEPTEMBER 28, 2008	MARCH 30, 2008
ASSETS
Current assets:
Cash and cash equivalents	$58,377	$122,016
Short-term marketable securities	202,375	146,844
Accounts receivable (net of allowances of $777 and $714)	10,375	9,943
Accounts receivable, related party (net of allowances of $882 and $1,421)	2,371	3,712
Inventories	15,426	14,201
Interest receivable and prepaid expenses	3,222	3,889
Deferred income taxes, net	466	507

Total current assets	292,612	301,112
Property, plant and equipment, net	43,826	46,130
Goodwill	47,208	47,626
Intangible assets, net	22,887	26,019
Other non-current assets	2,581	3,333

Total assets	$409,114	$424,220

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,379	$8,801
Accrued compensation and related benefits	6,000	5,744
Deferred income and allowances on sales to distributors	3,583	3,253
Deferred income and allowances on sales to distributors, related party	8,817	9,118
Other accrued expenses	8,577	8,136

Total current liabilities	35,356	35,052
Long-term lease financing obligations	15,581	16,379
Other non-current obligations	1,648	1,712

Total liabilities	52,585	53,143

Total stockholders’ equity
Preferred stock, $.0001 par value; 2,250,000 shares authorized; no shares outstanding	—	—
Common stock, $.0001 par value; 100,000,000 shares authorized; 42,847,218 and 43,928,762 shares issued and outstanding at September 28, 2008 and March 30, 2008, respectively (net of treasury shares)	4	4
Additional paid-in capital	707,237	702,218
Accumulated other comprehensive income (loss)	(134)	1,873
Treasury stock at cost, 19,835,425 and 18,288,021 shares at September 28, 2008 and March 30, 2008, respectively	(248,450)	(235,538)
Accumulated deficit	(102,128)	(97,480)

Total stockholders’ equity	356,529	371,077

Total liabilities and stockholders’ equity	$409,114	$424,220

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 28, 2008	JUNE 29, 2008	SEPTEMBER 30, 2007	SEPTEMBER 28, 2008	SEPTEMBER 30, 2007
Net sales	$21,581	$20,171	$15,479	$41,752	$28,878
Net sales, related party	11,167	12,040	3,694	23,207	7,396

Total net sales	32,748	32,211	19,173	64,959	36,274

Cost of sales:
Cost of sales	11,579	10,939	5,748	22,518	10,211
Cost of sales, related party	5,208	5,847	1,442	11,055	2,483
Amortization of purchased intangible assets	956	955	1,499	1,911	1,739

Total cost of sales	17,743	17,741	8,689	35,484	14,433

Gross profit	15,005	14,470	10,484	29,475	21,841

Operating expenses:
Research and development	8,133	8,092	7,452	16,225	13,511
Acquired in-process research and development	—	—	8,800	—	8,800
Selling, general and administrative	9,746	11,301	8,503	21,047	14,033

Total operating expenses	17,879	19,393	24,755	37,272	36,344
Loss from operations	(2,874)	(4,923)	(14,271)	(7,797)	(14,503)
Other income, net:
Interest income and other, net	2,508	2,452	4,588	4,960	9,064
Interest expense	(330)	(331)	(152)	(661)	(152)
Impairment charges on investments, net of realized gains	(1,427)	218	(418)	(1,209)	(397)

Total other income and expense, net	751	2,339	4,018	3,090	8,515
Loss before income taxes	(2,123)	(2,584)	(10,253)	(4,707)	(5,988)
Provision (benefit) for income taxes	64	(123)	6,157	(59)	5,811

Net loss	$(2,187)	$(2,461)	$(16,410)	$(4,648)	$(11,799)

Loss per share:
Basic loss per share	$(0.05)	$(0.06)	$(0.39)	$(0.11)	$(0.30)

Diluted loss per share	$(0.05)	$(0.06)	$(0.39)	$(0.11)	$(0.30)

Shares used in the computation of loss per share:
Basic	42,735	42,973	41,796	42,854	38,843

Diluted	42,735	42,973	41,796	42,854	38,843

Note: Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			SIX MONTHS ENDED
	SEPTEMBER 28, 2008	JUNE 29, 2008	SEPTEMBER 30, 2007	SEPTEMBER 28, 2008	SEPTEMBER 30, 2007
GAAP gross margin	45.8%	44.9%	54.7%	45.4%	60.2%
Stock-based compensation	0.5%	0.6%	0.6%	0.6%	0.4%
Amortization of acquired intangible assets	2.9%	3.0%	6.0%	2.9%	3.9%
Fair value adjustment of acquired inventories	—	—	1.8%	—	0.9%
Merger-related costs	—	0.4%	—	0.2%	—

Non-GAAP gross margin	49.3%	48.8%	63.1%	49.1%	65.4%

GAAP research and development expenses	$8,133	$8,092	$7,452	$16,225	$13,511
Stock-based compensation	481	358	324	839	548
Amortization of acquired intangible assets	263	263	—	526	—
Merger-related costs	—	—	253	—	253

Non-GAAP research and development expenses	$7,389	$7,471	$6,875	$14,860	$12,710

GAAP selling, general and administrative expenses	$9,746	$11,301	$8,503	$21,047	$14,033
Stock-based compensation	435	809	938	1,244	1,447
Amortization of acquired intangible assets	162	162	196	324	196
Merger-related costs	—	541	766	541	766

Non-GAAP selling, general and administrative expenses	$9,149	$9,789	$6,603	$18,938	$11,624

GAAP operating expenses	$17,879	$19,393	$24,755	$37,272	$36,344
Stock-based compensation	916	1,167	1,262	2,083	1,995
Amortization of acquired intangible assets	425	425	196	850	196
Acquired in-process research and development	—	—	8,800	—	8,800
Merger-related costs	—	541	1,019	541	1,019

Non-GAAP operating expenses	$16,538	$17,260	$13,478	$33,798	$24,334

GAAP operating loss	$(2,874)	$(4,923)	$(14,271)	$(7,797)	$(14,503)
Stock-based compensation	1,090	1,359	1,368	2,449	2,129
Amortization of acquired intangible assets	1,380	1,380	1,354	2,760	1,594
Fair value adjustment of acquired inventories	—	—	341	—	341
Acquired in-process research and development	—	—	8,800	—	8,800
Merger-related costs	—	656	1,035	656	1,035

Non-GAAP operating loss	$(404)	$(1,528)	$(1,373)	$(1,932)	$(604)

GAAP net loss	$(2,187)	$(2,461)	$(16,410)	$(4,648)	$(11,799)
Stock-based compensation	1,090	1,359	1,368	2,449	2,129
Amortization of acquired intangible assets	1,380	1,380	1,354	2,760	1,594
Fair value adjustment of acquired inventories	—	—	341	—	341
Acquired in-process research and development	—	—	8,800	—	8,800
Merger-related costs	—	656	1,035	656	1,035
Impairment charges on investments, net of realized gains	1,427	(218)	418	1,209	397
Income tax effects	142	(161)	(3,169)	(19)	(3,422)
Charge to establish deferred tax asset valuation allowance	—	—	8,323	—	8,323
Income tax benefit from the closure of federal tax audit	—	—	(81)	—	(1,933)

Non-GAAP net income	$1,852	$555	$1,979	$2,407	$5,465

GAAP loss per share	$(0.05)	$(0.06)	$(0.39)	$(0.11)	$(0.30)
Stock-based compensation	0.03	0.03	0.03	0.06	0.05
Amortization of acquired intangible assets	0.03	0.03	0.03	0.06	0.04
Fair value adjustment of acquired inventories	—	—	0.01	—	0.01
Acquired in-process research and development	—	—	0.21	—	0.22
Merger-related costs	—	0.02	0.02	0.02	0.03
Impairment charges on investments, net of realized gains	0.03	(0.01)	0.01	0.03	0.01
Income tax effects	—	—	(0.07)	—	(0.09)
Charge to establish deferred tax asset valuation allowance	—	—	0.19	—	0.21
Income tax benefit from the closure of federal tax audit	—	—	—	—	(0.05)

Non-GAAP diluted earnings per share	$0.04	$0.01	$0.05	$0.06	$0.14

Shares used in loss per share — GAAP	42,735	42,973	41,796	42,854	38,843
The effect of dilutive potential common shares due to reporting Non-GAAP net income	246	260	626	239	582
The effect of removing stock-based compensation expense under SFAS 123R for Non-GAAP presentation purpose	(130)	(81)	350	(99)	394

Shares used in diluted earnings per share — Non-GAAP	42,851	43,152	42,772	42,994	39,819

Notes: Certain amounts may not total due to rounding.

Certain amounts previously reported above have been reclassified to conform to the current periods’ presentation.